July 9, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attn:  Jessica Livingston
       Mail Stop 3-11

         Re:  Mason-Dixon Bancshares, Inc.
              Registration Statement on Form S-3
              File No. 333-30315

Dear Sir or Madam:

                  Pursuant  to Rule 460 under  the  Securities  Act of 1933,  as amended, Mason-Dixon Bancshares, Inc. (the "Company") hereby requests acceleration of the effective date of the above-referenced Registration Statement to 10:00 a.m. on Thursday, July 10, 1997.

                  In the event of any change to the effective date, Abba David Poliakoff, Esq., counsel to the Company, and/or Steven Kaplan, Esq., counsel to Alex. Brown & Sons Incorporated, the Underwriter, are hereby authorized to make any modified requests, orally and/or in writing, for acceleration of the effective date.

                  If you have any questions, please contact the undersigned or Abba David Poliakoff at (410) 576-4067.

                                             Very truly yours,

                                                           /s/

                                                Mark A. Keidel
                                            Chief Financial Officer



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